                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 2, 2002

                             NEW WORLD PASTA COMPANY
                 (Exact Name of Registrant Specified in Charter)


       Delaware                         333-76763              54-2006441
(State or Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)               File Number)          Identification No.)


85 Shannon Road,  Harrisburg, Pennsylvania                       17112
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (717) 526-2200

Item 5. Other Events.

     On December 2, 2002, New World Pasta Company issued a press release announcing that lenders under its senior secured credit facility had waived certain defaults under that facility. A copy of the press release, which is incorporated herein by reference, is attached as an exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable.

               (b) Not applicable.

               (c) Exhibits.

     99.1 Press Release issued by New World Pasta Company on December 2, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW WORLD PASTA COMPANY


Date:  December 3, 2002             By: /s/ Wayne Robison
                                        -----------------
                                       Name:   Wayne Robison
                                       Title:  Vice President, Finance, Chief
                                               Financial Officer and Treasurer

Number and
Description of Exhibit
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99.1 Press Release issued by New World Pasta Company on December 2, 2002.